Exhibit 99.1

A Specialty Pharmaceutical Company NASDAQ: ANIP GENERIC AND BRANDED PRESCRIPTION DRUG PRODUCTS Corporate Presentation May 2018

Forward - Looking Statements To the extent any statements made in this presentation deal with information that is not historical, these are forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about price increases, the Company’s future operations, products financial position, operating results and prospects , the Company’s pipeline or potential markets therefore, and other statements that are not historical in nature, particularly those that utilize terminology such as “anticipates,” “will,” “expects,” “plans,” “potential,” “future,” “believes,” “intends,” “continue,” other words of similar meaning, derivations of such words and the use of future dates. Uncertainties and risks may cause the Company’s actual results to be materially different than those expressed in or implied by such forward - looking statements. Uncertainties and risks include, but are not limited to, the risk that the Company may face with respect to importing raw materials; increased competition; acquisitions; contract manufacturing arrangements; delays or failure in obtaining product approval from the U.S. Food and Drug Administration; general business and economic conditions; market trends; products development; regulatory and other approvals and marketing. More detailed information on these and additional factors that could affect the Company’s actual results are described in the Company’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10 - K and quarterly reports on Form 10 - Q, as well as its proxy statement. All forward - looking statements in this presentation speak only as of the date of this presentation and are based on the Company’s current beliefs, assumptions, and expectations. The Company undertakes no obligation to update or revise any forward - looking statement, whether as a result of new information, future events or otherwise. 2

Corporate Overview Generic Drugs ▪ 27 commercial products ▪ 72 pipeline products; 50 previously approved ▪ Addressable market of pipeline = $3.4B Branded Drugs ▪ 11 commercial products ▪ 4 pipeline products previously approved ▪ Addressable market of pipeline = $1.2B CMO / Manufacturing ▪ 4 CMO clients representing 7 products ▪ 177,000 ft 2 of US based facilities ▪ Significant capacity ▪ Capabilities: Solid oral, liquids, extended release, high containment ▪ U.S. based specialty pharmaceutical company (NASDAQ: ANIP) with a commercial portfolio of 38 brand and generic Rx products ▪ Differentiated generic strategy including acquisition and re - commercialization of previously approved products, as well as traditional development ▪ Baudette, MN manufacturing footprint comprised of two sites and ~165 of our ~180 employees ▪ 2018 Financial Guidance: $212M - $228M Revenues / $90M - $100M Adjusted non - GAAP EBITDA Core Strategic Focus Create long term shareholder value by: ▪ Building a sustainable and growing portfolio of Brand and Generic Rx products via internal development and acquisition ▪ Leverage tech transfer team and manufacturing facilities to move acquired products to ANI sites ▪ Advancing a transformational opportunity to re - commercialize Cortrophin ® Gel

Name Role Industry Experience Joined ANI Previous Affiliation Arthur Przybyl President and CEO 25+ years 2009 Stephen Carey VP, Finance and CFO 20 2016 Robert Schrepfer SVP, BD and Specialty Sales 15 2013 James Marken SVP, Operations & Prod. Development 20 2007 David Sullivan, PhD VP, Quality Operations 20 2014 Ellen Camos VP, Regulatory Affairs 15 2012 Mark Ginski, PhD VP, Corticotropin Development 20 2016 Karen Quinn, PhD VP, Corticotropin Regulatory Affairs 30 2017 Experienced Senior Management Team

Financial Highlights - 1Q 2018 Posted record quarterly Adjusted non - GAAP EBITDA and Adjusted non - GAAP EPS Net revenues increased 27% from prior year Adjusted non - GAAP EBITDA increased 48% from prior year Adjusted non - GAAP diluted earnings per share increased 78% from prior year (1) See Appendix A for US GAAP reconciliations 5 ($ in millions, except per share data) 2018 2017 Net revenues 46.5$ 36.6$ Net income 2.3$ 1.2$ GAAP earnings per diluted share 0.19$ 0.10$ Adjusted non-GAAP EBITDA (1) 21.8$ 14.7$ Adjusted non-GAAP diluted 1.32$ 0.74$ earnings per share (1) Three Months Ended March 31

Strong Capital Position 6 $52.0 million of cash as of March 31, 2018, up 67% from year end ▪ 1Q 2018 cash flow from operations of $22.9 million and free cash flow of $20.6 million Net leverage of 1.75x based upon mid - point of 2018 guidance $125 million senior secured credit facility includes undrawn $50 million revolver Beneficiary of 2017 Tax Cuts and Jobs Act ▪ Anticipated favorable impact of reduced cash tax burden worth approximately $10 - $13 million to 2018 cash flow Improved ability to continue to invest in: ▪ value generating business development opportunities ▪ our U.S. based manufacturing and development capabilities ▪ research and development

Financial Highlights – 1Q 2018 Net Revenues Brand sales reflect the February 2018 re - launch of InnoPran XL ® and Inderal ® XL in the ANI label as well as increased sales of Inderal ® LA which launched in Q2 2016 Royalty and other income includes $5.4 million of royalty associated with our December 2017 purchase of four brands from AstraZeneca Generic sales declines driven by lower margin Fenofibrate and Propranolol ER 7 Note: Figures may not foot / cross - foot due to rounding. ($ in millions) 2018 2017 $ % Generic pharmaceutical products 23.2$ 26.6$ (3.3)$ -13% Branded pharmaceutical products 16.6 8.0 8.6 106% Royalty and other income 5.7 0.2 5.5 n/m Contract manufacturing 0.9 1.8 (0.8) -47% Total net revenues 46.5$ 36.6$ 9.9$ 27% Three Months Ended Variance March 31, to Prior Year

Full Year 2018 Guidance Forecast results assumes: Revenues and expenses related to our December 29, 2017 acquisition of the NDAs and U.S. product rights for Atacand ®, Atacand HCT®, Arimidex ®, and Casodex ® Maximizing the potential of our currently commercialized product portfolio, 2018 generic launches, and integrating generic assets recently acquired from Impax Increased investment in R&D driven by our commitment to the Cortrophin ® Gel re - commercialization program Combined Federal and State effective income tax rate of 23% Approximately 11.7 million shares outstanding (1) See Appendix A for note regarding US GAAP reconciliations 8 ($ in millions except EPS figures) 2017 Actual Low High Low High Net Revenues 176.8$ 212.0$ 228.0$ 20% 29% Adjusted non-GAAP EBITDA (1) 74.2 90.0 100.0 21% 35% Adjusted non-GAAP diluted earnings per 3.91$ 5.43$ 6.08$ 39% 55% share (1) 2018 Guidance % Increase

$30 $56 $76 $129 $177 $220 ** $8 $27 $43 $61 $74 $95 ** 7 10 16 25 31 0 5 10 15 20 25 30 35 $0 $30 $60 $90 $120 $150 $180 $210 $240 2013 2014 2015 2016 2017 2018 Net Revenues Adjusted EBITDA Commercial Products * Growth Led by New Product Introductions 9 ($’s in millions) * 2017 products do not include the four products acquired from AstraZeneca on December 29, 2017, as net revenues from these products commenced in 2018. ** Midpoint of 2018 annual guidance, as presented in May 8, 2018 Earnings Release guidance

10 Sales and Marketing Overview

Pipeline: Erythromycin IR tablets Diclofenac - Misoprostol DR tablets* Generic Rx Impax/ Amneal Transaction Commercialized: Ezetimibe - Simvastatin tablets Felbamate tablets Desipramine tablets Approved ANDAs: Aspirin/Dipyridamole ER capsules Methylphenidate ER tablets 11 Acquired six generic products, three of which are currently marketed, and a license, supply, and distribution agreement for a seventh product from Impax Laboratories, Inc. as part of an FTC - required divestiture required for the Impax/ Amneal merger. ▪ Purchased on May 7, 2018 for consideration of $2.3 million; the portfolio has a combined U.S. market of $1.7 billion according to Iqvia /IMS Health data ▪ Portfolio includes two approved ANDAs requiring successful validation prior to launch and two pipeline products ▪ Portfolio includes option for date - certain launch of Aspirin/Dipyridamole ER capsules of no later than October 1, 2019 * License , supply, and distribution agreement

Propranolol ER Capsules (AG) Generic Rx Product Portfolio 2016 & 2017 Product Introductions Diphenoxylate HCL and Atropine Sulfate Erythromycin Ethylsuccinate Fenofibrate Capsules (AG) HC Cream, for rectal use Indapamide Lithium Carbonate ER (AG) Mesalamine Enema (AG) Nilutamide Tablets Oxycodone Capsules Oxycodone Oral Solution (100 mg/5 mL) Pindolol 12 Continued broadening of our product offerings ▪ Twenty - seven generic product families encompassing 67 SKUs ▪ Product offerings have more than doubled from twelve at the beginning of 2016 (AG) = Authorized Generic

Brand Rx AstraZeneca Transaction 13 Acquired the NDAs and U.S. rights to four brands including two hypertension and two hormone based chemotherapy drugs Purchased on December 29, 2017, for approximately $46.5 million Generated combined sales of $19.0 million in U.S. gross market sales during the trailing twelve months ended October 31, 2017 according to IMS Health data Opportunity to further leverage our IDC road (hormone containment) facility

Brand Rx InnoPran XL ® and Inderal ® XL 14 Two additional hypertension brands acquired in first quarter 2017: Purchased on February 23, 2017, for approximately $51 million Second quarter of 2017 was first full quarter of sales and gross profit contribution

Brand Rx Product Portfolio Lithobid ® Tablets Bipolar Disorder Vancocin ® Capsules C. difficile - Associated Diarrhea Cortenema ® U lcerative Colitis Reglan ® Tablets Gastroesophageal Reflux Inderal ® LA Capsules Hypertension ▪ Number of branded product families has grown through acquisitions from four at the beginning of 2016 to eleven as of May 2018 15

Contract Manufacturing and Other 16 Contract manufacturing ▪ $7.0 million of full year 2017 and $0.9 of first quarter 2018 net revenues ▪ Four customers – Seven products and seventeen SKUs – Contract manufacturing and contract packaging Royalty and other ▪ $0.4 million of full year 2017 and $5.7 million of first quarter 2018 net revenues ▪ First quarter 2018 primarily reflects royalties received on sales of Atacand ® , Atacand HCT ® , Arimidex ® , and Casodex ®

17 Business and Product Development Overview

Business Development Activity – Generic Products 18 Total to date, 3 products re- commercialized Jan-14 P P $12.5 ANDA Basket 1 $59.1 Nimodipine Commercial Omega in pipeline Aug-13 and Apr-14 $1.1 (22 previously approved ANDAs) $4.5 Flecainide (flecainide tablets) (31 previously approved ANDAs) Nimodipine & Omega (Partnership with Sofgen) $0.0 Rowasa® AG (Partnership with Meda) Commercial Jan-16 P $10.0 Lipofen® AG & $1.0 ANDA Partnership (Partnership with IDT Australia) to date, 3 products re- commercialized Jul-15 P P $25.0 ANDA Basket 2 to date, 1 product re-commercialized Aug-15 P P Commercial Mar-15 P P NOTES DATE ANI MANUF APPROVED COST ($M) G e n e r i c s (fenofibrate capsules & hydrocortison cream) 3 Commercial, 2 Approved and 2 Development ANDAs Apr-18 P P $2.3 Generic Products & Assets (5 ANDAs / 1 distribution partnership / 1 in-development) Acqusition of ANDAs from IDT Australia Apr-18 P P $2.6 ANDA Basket 3 (23 previously approved ANDAs) Commercial May-16 P P 1% and 2.5% HC Cream

Business Development Activity – Brand Products

Brands	NOTES	DATE	ANI MANUF	APPROVED	COST ($M)
Atacand® & Atacand HCT® (candesartan cilexetil & candesartan cilexetil-hydrochlorothiazide)	Commercial	Dec-17		✓	$28.0
Casodex® & Arimidex® (bicalutamide & anastrozole)	Commercial	Dec-17		✓	$18.5
Inderal® XL (propranolol ER capsules)	Commercial	Feb-17		✓	$20.0
InnoPran XL® (propranolol ER capsules)	Commercial	Feb-17		✓	$31.0
Brethine® (terbutaline tablets)	Pipeline	Dec-16	✓	✓	$0.0
Inderal® LA (propranolol ER capsules)	Commercial	Apr-16		✓	$60.0
Cortrophin® Assets (corticotropin)	Pipeline	Jan-16		✓	$75.0
Vancocin® Assets (vancomycin HCl capsules, injectable, solution)	Capsules Commercial Inj & Solution in Pipeline	Aug-14		✓	$11.0
Lithobid® (lithium carbonate tablets)	Commercial	Jul-14	✓	✓	$12.0
				Total	$255.5

ani Pharmaceuticals, Inc.

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Product Development Pipeline

- 76 products in development
- ANI believes 54 can be commercialized via CBE30 or PAS
- Total combined market value: $4.6 billion[(1)]

Generic Product Pipeline

- 72 products – 50 can be re-commercialized via CBE30 or Prior Approval Supplement
- Addressable market of pipeline = $3.4B[(1)]

Brand Product Pipeline

- 4 products – Cortrophin® Gel, Cortrophin-Zinc®, Vancocin® Oral Solution, and Brethine® tablets; all are approved and can be re-commercialized via sNDA filing
- Addressable market of pipeline = $1.2B[(1)]

Cortrophin® Assets

- NDA #008975 Purified Cortrophin® Gel, 40 units/mL and 80 units/mL
- NDA #009854 Cortrophin-Zinc®, 40 units/mL
- Drug Master File 4181 for corticotropin *(withdrawn);* API Process "know-how"

ani Pharmaceuticals, Inc.

(1) Based on Company estimates, and recent IMS and NSP Audit data

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Cortrophin ® - A Compelling Strategic Opportunity Regulatory and Development Considerations Approved NDAs/Discontinued Marketing: Clear and abbreviated pathway to re - commercialization Acquired: NDAs, DMF* and other documentation (e.g. batch records, historical data) 21 Value Creation Provides patients, payors and physicians with valuable therapeutic option Potential to generate substantial revenues and cash flow High risk - adjusted ROI and NPV Commercial Considerations $1.2B U.S. market opportunity today Provides patients, prescribers and payors with valuable therapeutic alternative Broad label / concentrated prescriber base Durable assets: high barrier to generic entry, ANI’s products represent the last of the dormant corticotropin filings that were not withdrawn via Federal Register * DMF = drug master file

Cortrophin ® - Path to Re - Commercialization 22 Modernize Analytical Methods Manufacture API File sNDA Manufacture Drug Product Finalize Regulatory Strategy Engage FDA Source Pig Pituitary Build Dedicated ANI Team Acquisition Closed Key Steps • Establish pig pituitary supply chain • Successfully manufacture drug substance (API) • Develop/modernize analytical methods • Demonstrate process characterization (lot to lot consistency) • Manufacture drug product • Demonstrate comparability to historically manufactured product

Key Re-commercialization Milestones

	Duration	Status	Additional Details
Manufacture small-scale batch of corticotropin API	4 mos.	Complete	• Initial batch yields similar to historical yields • Analytical method development and testing ongoing
Select drug product CMO	6 mos.	Complete	• Drug product CMO has been selected
Manufacture intermediate-scale batches of corticotropin API	4-6 mos.	Complete	• Three intermediate-scale batches successfully completed • Further refined/modernized analytical methods & process • Demonstrated lot-to-lot consistency
Type C meeting with FDA		Communi-cations with FDA on-going	• Meeting Request submitted 4Q17; FDA granted Type C Meeting • Information provided on ANI's regulatory plan for re-commercialization • Initial FDA response received March 2018 with additional communications expected 2nd Quarter 2018
Manufacture demo batches of Cortrophin® Gel	TBD	Target Q3 2018	• Initiate formulation / fill / finish of drug product
Manufacture commercial-scale batches of corticotropin API	2-3 mos. per batch	Target H1 2018	• Scale-up manufacturing process 5x • Manufacture API under cGMPs • Finalize API manufacturing process in preparation for process validation/registration batches
Manufacture registration batches of Cortrophin® Gel	2-3 mos. per batch	Target end 2018	• Process validation • Registration / Commercial batches • Initiate registration-enabling ICH stability studies
Initiate registration stability for sNDA	6 mos.	TBD	• Six months of accelerated stability from drug substance and drug product batches at time of submission
sNDA submission	TBD	TBD	• PAS filing - PDUFA four month review time

ani Pharmaceuticals, Inc.

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24 Manufacturing Overview

Manufacturing Overview

	Main Street Facility – 130K ft^2 	IDC Road Facility – 47K ft^2 
Overview	▪ 57,000 ft^2 of manufacturing, packaging, and warehouse ▪ Recently completed 5,500 ft^2 warehouse expansion includes additional schedule CII vault & CIII cage space ▪ 17,000 ft^2 of laboratory space for product development and analytical testing	▪ 32,000 ft^2 of manufacturing, packaging, and warehouse ▪ 100 nano-gram per eight-hour time weighted average maximum exposure limit to ensure employee safety ▪ Adding a low-humidity suite for processing and encapsulating moisture-sensitive compounds
Capabilities	▪ Rx solutions, suspensions, topicals, tablets, capsules and powder for suspension ▪ DEA-licensed for Schedule II controlled substances	▪ Fully-contained high potency facility with capabilities to manufacture hormone, steroid, and oncolytic products ▪ DEA Schedule III capability
Capacity	▪ **Solid Dose** - ~1.2 billion doses/yr ▪ **Liquids** - ~53 million bottles/yr ▪ **Liquid Unit Dose** - ~23 million doses/yr ▪ **Powder** - ~12 million bottles/yr	▪ **Tablets** - ~2.5 billion doses/yr ▪ **Capsules** - ~150 million doses/yr ani Pharmaceuticals, Inc.

Main Street Facility Solid Dose Manufacturing ▪ Particle Size Control – Sieving, Oscillating Granulators, Fitzmills , Comils ▪ Blending / Granulating – Wet and Dry capability – Marion Paddle Mixers, V - Blender, Gemco Slant Cone – Collette Gral 600 High Shear Granulator (100 – 200kg) – Collette Gral 75 (also explosion proof) (12 – 25kg) – Hobart Planetary Mixer ▪ Drying – Gruenberg Ovens, Vector FL - 3N Fluid Bed Dryer ▪ Encapsulating Machine (pilot scale / small batch) – Zanasi , MG Suprema ▪ Rotary Tablet Presses – Courtoy R100, Killian Synthesis 300 ▪ Coating – Film / Sugar coating, Solvent & Aqueous – ACCELA - COTA and Vector Hi Coater Pans Liquid Manufacturing – Liquids / Syrups – Solutions / Suspensions / Emulsions – Lotions / Ointments Solid Dose Packaging – 7 to 1,000 units/container ▪ Tablets – Mass: 60mg – 1050mg ▪ Capsules – Mass: 100mg – 600mg Liquid Dose Packaging Capabilities ▪ Solutions, Suspensions, Enemas Unit Dose Cup Blisters Powder Filling Capability ▪ 1 ” – 5” Diameter containers Manufacturing and Packaging Capabilities by Site

IDC Road Facility Solid Dose Manufacturing ▪ Particle Size Control – Sieving, Oscillating Granulators, Fitzmills , Comils – Alpine Pin Mill (1Q18) ▪ Blending / Granulating – Wet and Dry capability – Marion Paddle Mixers, V - Blender, Gemco Cone Blenders – Gemco Formulator (jacketed) – Collette Gral 75 (also explosion proof) – Vector Granumeist GMX 600L high shear granulator – Hobart Planetary Mixer ▪ Drying – Gruenberg Ovens, Vector FL - N - 15 Fluid Bed Dryer ▪ Rotary Tablet Presses – Two Courtoy R190 – Korsch XL 200 – Two Korsch XL 400 ▪ Encapsulation – Bosch 1400L for hotmelt capsule filling (1Q18) Solid Dose Packaging – 7 to 1,000 units/container ▪ Tablets – Mass: 60mg – 1050mg ▪ Capsules – Mass: 100mg – 600mg Blister Packaging (Klockner CP - 2 and Klockner CP - 8) ▪ Physician sample / clinical size Klockner Blister Forming Machines – Multiple base material options – 4, 7, or 10 tablet blister – Cold form capable Manufacturing and Packaging Capabilities by Site

Recently Expanded Warehouse Capacity Pallet Spaces Main Street Facility Approved Rack Spaces 1,471 Quarantine Rack Spaces 136 Reject Spaces 14 CIII (Cage Spaces) 180 CII (Vault Spaces) 116 Containment Facility Approved Rack Spaces 216 Building 5 (Bulk Materials / Equipment Storage) Approved Rack Spaces 50 Total Pallet Spaces 2,183 New controlled substance vault expansion Main St. warehouse

Summary ANI is an integrated specialty generic pharmaceutical company with: ▪ Profitable base business generating organic growth ▪ Strong capital position ▪ Experienced management team ▪ US - based manufacturing assets and expertise ▪ 2018 Annual guidance (1) – Net revenues of $212 million to $228 million – Adjusted non - GAAP EBITDA (2) of $90 million to $100 million – Adjusted non - GAAP diluted earnings per share (2) of $5.43 to $6.08 ANI is focused on delivering value through: ▪ Partnerships, strategic alliances and accretive acquisitions ▪ Internal product development and leveraging manufacturing capabilities ▪ Advancing the re - commercialization of Cortrophin ® Gel 29 (1) May 8, 2018 earnings release (2) See Appendix A for note regarding US GAAP reconciliations

30 Appendix A

U.S. GAAP Reconciliations 31 2018 2017 Net Income 2,250$ 1,152$ Add back Interest expense, net 3,634 2,932 Other expense, net 61 18 Provision for income taxes 592 523 Depreciation and amortization 8,195 6,706 Add back Stock-based compensation 1,377 1,386 Excess of fair value over cost of acquired inventory 5,645 1,535 Expenses related to transaction not consummated - 477 Adjusted non-GAAP EBITDA 21,754$ 14,729$ ANI Pharmaceuticals, Inc. and Subsidiary Adjusted non-GAAP EBITDA Calculation and US GAAP to Non-GAAP Reconciliation (unaudited, in thousands) Three Months Ended March 31,

U.S. GAAP Reconciliations 32 2018 2017 Net Income 2,250$ 1,152$ Add back Excess of fair value over cost of acquired inventory 5,645 1,535 Non-cash interest expense 1,914 1,792 Stock-based compensation 1,377 1,386 Depreciation and amortization expense 8,195 6,706 Expenses related to transaction not consummated - 477 Less Tax impact of adjustments (3,940) (4,402) Adjusted non-GAAP Net Income 15,441$ 8,646$ Diluted Weighted-Average Shares Outstanding 11,706 11,653 Adjusted non-GAAP Diluted Earnings per Share 1.32$ 0.74$ Three Months Ended March 31, ANI Pharmaceuticals, Inc. and Subsidiary Adjusted non-GAAP Net Income and Adjusted non-GAAP Diluted Earnings per Share Reconciliation (unaudited, in thousands, except per share amounts)

U.S. GAAP Reconciliations 33 Non - GAAP Financial Measures included in 2018 Guidance The Company's fiscal 2018 guidance for adjusted non - GAAP EBITDA and adjusted non - GAAP diluted earnings per share is not reconciled to the most comparable GAAP measure. This is due to the inherent difficulty of forecasting the timing or amount of items that would be included in a reconciliation to the most directly comparable forward - looking GAAP financial measures. Because a reconciliation is not available without unreasonable effort, it is not included in this presentation.